UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2013

A5 Laboratories Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-138927	20-5277531
(Commission File Number)	(I.R.S. employer identification number)

2525 Robinhood Street, Suite 1100 Houston, Texas	77005
(Address of principal executive offices)	(Zip Code)

(713) 465-1001
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A5 Laboratories, Inc. (the “Company”) will hold a special meeting of shareholders on Thursday, September 5, 2013 at 10:00 a.m. to consider and approve the adoption of an Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.  A copy of the notice of the special meeting sent to shareholders, the proposed Amended and Restated Certificate of Incorporation and the proposed Amended and Restated Bylaws of the Company are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

This information is furnished pursuant to Item  7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Notice of Special Meeting of Shareholders
Exhibit 99.2	Proposed Amended and Restated Certificate of Incorporation
Exhibit 99.3	Proposed Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: August 29, 2013	By:	/s/ Frank Neukomm
Frank Neukomm
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Notice of Special Meeting of Shareholders
Exhibit 99.2	Proposed Amended and Restated Certificate of Incorporation
Ehxibit 99.3	Proposed Amended and Restated Bylaws